UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 16, 2024, Harley-Davidson, Inc. (the “Company”) held the Company’s 2024 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals as set forth below, each of which was described in detail in the proxy statement for the Annual Meeting (the “2024 Proxy Statement”). The number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below.

1.The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors has been duly elected and qualified:

Director Nominee	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	105,590,998	3,257,015	10,528,471
Jared D. Dourdeville	96,814,713	12,033,300	10,528,471
James Duncan Farley, Jr.	105,660,271	3,187,742	10,528,471
Allan Golston	92,298,345	16,549,668	10,528,471
Sara Levinson	96,421,391	12,426,622	10,528,471
Norman Thomas Linebarger	95,660,384	13,187,629	10,528,471
Rafeh Masood	105,652,052	3,195,961	10,528,471
Maryrose Sylvester	93,580,021	15,267,992	10,528,471
Jochen Zeitz	105,047,426	3,800,587	10,528,471

2.The approval, on an advisory basis, of the compensation awarded to the Company’s named executive officers, as described in the 2024 Proxy Statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
54,096,050	54,237,083	514,880	10,528,471

3.The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Shares Voted For	Shares Voted Against	Abstentions
116,377,829	2,539,353	459,302

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: May 21, 2024	/s/ Paul J. Krause
Paul J. Krause
Secretary